                           FIRST AMENDMENT TO OFFICE LEASE
                           -------------------------------


          This Amendment is made and entered into as of the 15th day of April, 1988, by and between Southlake Partners #1, a Kansas general partnership, hereinafter referred to as Lessor, and INFORMIX Software, Inc., a Delaware corporation, hereinafter referred to as Lessee.


                                      RECITALS

          A. Lessee is the owner and holder of a leasehold estate in the land and buildings known as 16011 College Boulevard, Lenexa, Kansas and 11200 Lakeview Avenue, Lenexa, Kansas (the "Premises"), said leasehold estate being under and pursuant to that certain Office Lease between Lessor and Lessee (then known as Innovative Software, Inc.), dated as of August 15, 1987 (the "Office Lease"), notice of which was given by Memorandum of Lease, dated as of August 15, 1987, recorded in the Register of Deeds Office for Johnson County, Kansas on October 14, 1987, in Volume 2683, Page 94.

          B. On February 8, 1988, Informix Software, Inc., a California corporation, merged into Lessee and Lessee became a wholly-owned subsidiary of Informix Corporation, a Delaware corporation, and Lessee changed its name to INFORMIX Software, Inc.

          C. Southlake has made application to The Travelers Insurance Company, a Connecticut corporation ("Lender") for a loan in the amount of $7,400,000 (the "Loan"), the terms and conditions of such Loan being set forth in that certain Application for Mortgage Loan No. CKC-31-87 (the "Commitment"),

          D. The Commitment requires, among other things, that as a condition to making the Loan, the office Lease must be acceptable to Lender and consistent with the terms and provisions of the Loan Documents (as defined in the Commitment).

          E. Lessor and Lessee do now desire to supplement, amend and modify the Office Lease as hereinafter stated.

          NOW, THEREFORE, in consideration of the recitals, incorporated herein by this reference, the covenants and agreements hereafter set forth and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, it is agreed as follows:

          1. RENTAL. Section 2 of the Office Lease shall be amended to read in its entirety as follows:

     2.   RENTAL:

               The Base Rental for the Premises shall be at the rate of Nine Hundred Fifty-Three Thousand Four Hundred Sixty-Six Dollars ($953,466.00) annually for the first five (5) years of the original term and One Million Forty-Eight Thousand Eight Hundred Thirteen Dollars ($1,048,813.00) annually for the second five (5) years of the original term, payable in equal monthly installments, with proration for any partial month's occupancy, without deduction or set off, except as herein provided, each due and payable to Lessor on the first day of each and every month of the term hereof in advance. Any rentals not received by Lessor within ten (10) days after this due date set forth herein shall be subject to a late charge of five percent (5%) of the amount thereof for each full or partial calendar month said rental remains unpaid. Failure by Lessee to pay said late charge within thirty (30) days after receipt of notice from Lessor that it is due shall in addition to any other default consitute a default of this Lease by Lessee. Lessor acknowledges receipt of Eighty-Two Thousand Two Hundred Sixty-Eight Dollars ($82,268.00) paid to Lessor by Lessee concurrently with the execution of this Lease as a deposit, to be applied as rent for the first month of the term hereof, any balance to be applied to the second month's rent. All rental payments and other payments required under this Lease shall be made to Lessor at P. 0. Box 41437, Kansas City, Missouri 64141, or at such other place as may be requested by Lessor in writing. Lessor acknowledges that Lessee has requested Lessor to construct and/or pay for tenant finish improvements in addition to those specified in Exhibit B to this Lease, at an additional cost not to exceed One Million Dollars ($1,000,000), and Lessor and Lessee acknowledge and agree that any agreement by Lessor to construct and/or pay for such additional tenant finish improvements shall be conditioned upon the annual rent under this Lease being increased to an amount to be mutually agreed to by Lessor and Lessee.

          2. Lessor and Lessee acknowledge and agree that possession of the Premises was delivered to Lessee on April 15, 1988 and that in accordance with
Section 4 of the Office Lease, the commencement date of the term of the Office Lease is April 15, 1988 and the expiration date of the term of the Office Lease is April 30, 1998. Lessee hereby waives any and all right and option to terminate the Office Lease under and pursuant to Section 4 of the Office Lease.

          3. Lessee acknowledges and agrees that Lender, its successors and assigns, shall have no obligation respecting or be responsible for any security deposit (or the proceeds thereof if the security deposit is in the form of a letter of credit or a promissory note) provided for under Section 20 of the Office Lease, unless such security deposit is actually received by Lender.

          4. Notwithstanding anything to the contrary in the Office Lease, Lessee recognizes and agrees that as long as the mortgage provided for in the Commitment continues as a lien against the Premises, the provisions of the Loan Documents (as defined in the Commitment) respecting insurance or the use and disposition of insurance proceeds shall govern and control and take precedence over any conflicting provisions, if any, in the Office Lease, except to the extent such insurance proceeds are payable with respect to personal property and trade fixtures owned by Lessee or any subtenant. For the purposes of this paragraph a conflict shall be deemed to exist between the Loan Documents and the Office Lease only if and to the extent the provisions of the Office Lease cannot be performed by the respective parties thereto without violation of a provision contained in the Loan Documents.

          5. Lessor and Lessee agree that no amendment, modification or supplement to the Office Lease will be effective without the prior written consent of Lender, its successors or assigns, which consent shall not be unreasonably withheld, and any of the aforesaid shall, without prior written consent, be null and void and of no force or effect; provided, however, that from and after the date that all obligations under the Loan Documents have been paid in full, this Section 5 shall be of no further force or effect.

          6. Lessee acknowledges that Lessor has or will make an Assignment of Leases (as defined in the Commitment) and a collateral assignment of rents. Lessee agrees that in the event that Lessee acquires all of the partnership interests in Lessor or acquires title to the Premises (as defined in the Office Lease), there shall be no merger of the Lease or Lessee's interest in the Lease with the interest of Lessor, and, upon written notice from Lender or its successors and assigns that Lender has succeeded to the interests of Lessor under the Office Lease, or has terminated the license granted to Lessor to collect rent, Lessee will pay any and all rent under the Office Lease to Lender with or without judicial action or the appointment of a receiver. Lessor hereby agrees that Lessee may comply with any such payment or performance instructions from Lender without the necessity of any further consent from, and regardless of any objections of Lessor.

          7. Lessor and Lessee hereby acknowledge and agree that Lender shall be entitled to receive two percent (2%) of the outstanding loan balance under the Loan as an assumption fee in the event that Lessee purchases Lenexa Industrial Park, Inc.'s interest in Lessor pursuant to paragraph 5.02 or 5.04 of Lessor's Partnership Agreement at any time while the Mortgage provided for in the Commitment continues as a lien against the Premises. As between Lessor and Lessee it is agreed that in the event of such purchase, and except to the extent, if any, otherwise provided in such Partnership Agreement, the assumption fee due to Lender shall be paid by Lessee.

          8. Any and all documents and instruments referred to in the Office Lease to be entered into by either or both Lessor and Lessee in connection with or arising out of the Lease shall be subject to the prior written approval of Lender, which approval shall not be unreasonably withheld.

          9. Lessor and Lessee acknowledge that the plat of "Southlake Third Plat", recorded in Plat Book 68 at Page 50 under Document No. 1771063, in the Office of the Register of Deeds for Johnson County, Kansas, affects the Premises and that from and after the date hereof, it shall be proper for all purposes in connection with the Office Lease to refer to the Premises by reference to such plat, as more particularly set forth in Exhibit A attached hereto and made a part hereof and that the final addresses of the buildings constructed on the Premises are those referred to in Exhibit A attached hereto rather than the addresses referred to in Exhibit A to the Office Lease.

          10. From and after the date hereof, the lease between the parties hereto relating to the Premises shall consist of the Office Lease, as amended and modified by this First Amendment to Office Lease. All covenants and conditions contained in said Office Lease not expressly or by implication amended by this First Amendment to Office Lease shall be and remain in full force and effect. Any capitalized term used herein and not otherwise defined shall have that meaning as set forth in the Office Lease.

          11. The covenants and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Office Lease to be effective as of the day and year first above written,

                                SOUTHLAKE PARTNERS #1, a Kansas
                                general partnership

                                By:  LENEXA INDUSTRIAL PARK, INC.,
                                     a Kansas corporation,
                                     general partner
ATTEST:



/s/ Cheryl A. Brockman               By: /s/ Hugh J. Zimmer, President
                Secretary

                                By:  INFORMIX SOFTWARE, INC.,
                                     a Delaware corporation,
                                     general partner
ATTEST:

/s/ Thomas J. Koehler           By:  /s/ Joseph E. Poskin,
                                     Joseph E. Poskin
                                     Vice President of Operations



                                By:  /s/ Wayne R. Jennings
                                     Wayne R. Jennings
                                     Vice President of Finance
                                     Chief Financial Officer

                                     EXHIBIT A
                                     ---------


          The Premises consist of the land described below, together with the improvements to be constructed by Lessor, as called for elsewhere in this Lease, all of which shall be known and numbered as 16011 College Boulevard, Lenexa, Kansas 66219 and 11200 Lakeview Avenue, Lenexa, Kansas 66219.

          Legal description of the land is as set forth below:

          Lots 1 and 2, Block 3. SOUTHLAKE THIRD PLAT, a subdivision in the City of Lenexa, Johnson County, Kansas, according to the recorded plat thereof.

                          AMENDMENT TO MEMORANDUM OF LEASE
                          --------------------------------



          THIS AMENDMENT TO MEMORANDUM OF LEASE is made and entered into as of April 15, 1988, by and between LENEXA INDUSTRIAL PARK, INC., a Kansas corporation, having an office at 1220 Washington Street, Kansas City, Missouri 64105, hereinafter referred to as Lessor, and SOUTHLAKE PARTNERS #1 a Kansas partnership, having an office at 1220 Washington, Kansas City, Missouri 64105, hereinafter referred to as Lessee.

          WITNESSETH:

          WHEREAS, Lessor and Lessee entered into that certain Memorandum of Lease dated as of August 15, 1987, recorded on page 90, Book 2683 in the Office of the Register of Deeds for Johnson County, Kansas (the "Memorandum");

          WHEREAS, Lessor and Lessee entered into that certain Correction of Memorandum of Lease dated February 19, 1988, recorded on page 1, Book 2749 in the Office of the Register of Deeds for Johnson County, Kansas (the "Correction Memorandum");

          WHEREAS, additional easements appurtenant have been granted with respect to the premises described in Exhibit A to the Correction Memorandum;

          NOW, THEREFORE, it is agreed as follows:

          Lessor, in consideration of the rents reserved and the terms, covenants, agreements and conditions contained in that certain Lease between Lessor and Lessee, dated as of August 15, 1987, as amended by that certain First Amendment to Lease between Lessor and Lessee, dated as of April 15, 1988 (hereinafter collectively referred to as the "Lease"), hereby leases to and Lessee hereby takes the premises described in Exhibit A hereto subject to all of the terms, covenants agreements and conditions contained in said Lease, including but not limited to the conditions specified in the Memorandum,

          IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment to Memorandum of Lease as of the day and year first above written.

                                LENEXA INDUSTRIAL PARK, INC.


ATTEST:
                                By /s/ Hugh J. Zimmer
                                   Hugh J. Zimmer, President

Cheryl A. Brockman
Cheryl A. Brockman,  Secretary                                     LESSOR


                                SOUTHLAKE PARTNERS #1, by its
                                general partners

                                     LENEXA INDUSTRIAL PARK, INC.

ATTEST:                         By /s/ Hugh J. Zimmer
                                  Hugh J. Zimmer, President

Cheryl A. Brockman
Cheryl A. Brockman,  Secretary

                                INFORMIX SOFTWARE, INC.


ATTEST:
                                By /s/ Joseph E. Poskin
                                  Joseph E. Poskin,
                                  Vice President of
Thomas J. Koehler,                Operations
Assistant Secretary


                                By /s/ Wynne R. Jennings
                                  Wynne R. Jennings
                                  Vice President of Finance,
                                  Chief Financial Officer

STATE OF KANSAS
               ss.
COUNTY OF JOHNSON

This instrument was acknowledged before me on April 11, 1988 by Joseph E. Poskin, Vice President of Operations and Wynne R. Jennings, Vice President of Finance and chief Financial Officer of Informix Software, Inc., a Delaware corporation and a general partner of Southlake Partners #1, a Kansas general partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.




                                 /s/ Joan R. Bynne
                                 Notary Public
[SEAL OMITTED]
                                       - 2 -

STATE OF Missouri )
                  )ss.
COUNTY OF Jackson )

          This instrument was acknowledged before me on April 13, 1988 by Hugh
J. Zimmer, President of Lenexa Industrial Park, Inc., a Kansas corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.




                                      /s/ Roberta L. Knipp
                                      Notary Public

My Commission Expires:
SEAL OMITTED


STATE OF Missouri
                  ss.
COUNTY OF Jackson

          This instrument was acknowledged before me on April 13, 1988 by Hugh
J. Zimmer, President of Lenexa Industrial Park, Inc., a Kansas corporation and a general partner of Southlake Partners of a Kansas general partnership.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                    /s/ Roberta L. Knipp
                                    Notary Public

My Commission Expires:
SEAL OMITTED

                                     EXHIBIT A
                                     ---------
                                 LEGAL DESCRIPTION
                                 -----------------


          Lots 1 and 2, Block 3, SOUTHLAKE THIRD PLAT, a subdivision in the City of Lenexa, Johnson County, Kansas, according to the recorded plat thereof.

          Together with the following easements, all recorded in the Office of the Register of Deeds of Johnson County, Kansas:

1. An easement for roadway purposes over the following described property as established by the instrument filed October 14, 1987 as File No. 1747473, in Volume 2683, at Page 77:

     A strip of land being 30 feet in width, lying 15 feet on each side of the following described centerline:

     Commencing at the point of intersection of the West right-of-way line of Lakeview Avenue with the North right-of-way line of 113th Street, both as dedicated by 113TH STREET, LAKEVIEW AND THOMPSON AVENUE, a subdivision of land in the North 1/2 of Section 17, Township 13, Range 24, now in the City of Lenexa, Johnson County, Kansas; thence North 90 degrees 00 minutes 00 seconds West along the North right-of-way line of said 113th Street, a distance of 4.95 feet to a point of curvature; thence Westerly and Southwesterly along said North right-of-way line, and along a curve to the left having a radius of 1830.00 feet and a central angle of 9 degrees 29 minutes 59 seconds, a distance of 303.41 feet to the Point of Beginning; thence North 9 degrees 29 minutes 59 seconds West a distance of 83.22 feet; thence North 23 degrees 08 minutes 06 seconds East a distance of 168.17 feet; thence North 0 degrees 00 minutes 00 seconds East a distance of 210.37 feet to the Point of Termination.

2. An easement for roadway purposes over the following described property as established by the instrument filed April 1, 1988 as File No. 1780698, in Volume 2766, at Page 893:

     All that part of the Northwest Quarter of Section 17, Township 13, Range 24, Lenexa, Johnson County, Kansas, described as follows:

     Beginning at a point on the South line of Lot 1, Block 3, SOUTHLAKE THIRD PLAT, a subdivision of land, that is 370.80 feet West of the Southeast corner thereof; thence South 90degree00'00" East, along said South line, a distance of 90.80 feet, to the Westerly line of a "30.00 foot Ingress-Egress Easement" described in the instrument recorded under Document No. 1747473 in Volume 2683 at Page 77; thence South 0degree00'00" West, along said Westerly line, a distance of 118.95 feet; thence North 37degree21'20" West, a distance of 149.65 feet, to the Point of Beginning.

3. An easement for drainage purposes over the following described property as established by the instrument filed April 1, 1988 as File No. 1780702, in Volume 2766, at Page 908:

     3 strips of land 10.00 feet in width, across Tract 3, SOUTHLAKE SECOND PLAT, a subdivision of land in Lenexa, Johnson County, Kansas, lying
     5.00 feet on each side of the following described centerlines:

     Commencing at the intersection of the Easterly line of said Tract 3, with the South line of Lot 1, Block 3. Southlake Third Plat; thence North 37degree21'20" West, along said Easterly line, a distance of 25.32 feet, to a point designed and hereinafte referred to as Point "A"; thence continuing North 37degree21'20" West, along said Easterly line, a distance of 5.84 feet; thence North 2degree20'59" East, continuing along said Easterly line, a distance of 141.13 feet, to a point designed and hereinafter referred to as Point "B"; thence continuing North 2degree20'59" East, along said Easterly line, a distance of 16.87 feet; thence North 22degree17'32" West, along said Easterly line, a distance of 213.02 feet, to the Point of Beginning of the 1st centerline to be herein described; thence South 53degree3'43" West, a distance of 28.42 feet, to the point of termination of this centerline; ALSO,

     Beginning at the aforesaid Point "B", as the Point of Beginning of the 2nd centerline to be herein described; thence South 85degree11'11" West, a distance of 34.71 feet, to the point of termination of this centerline; ALSO,

     Beginning at the aforesaid Point "A". as the Point of Beginning of the 3rd centerline to, be herein described; thence South 7degree41'23" West, a distance of 33.13 feet, to the point of termination of this centerline.

                                    Exhibit A-2